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                                                                    EXHIBIT 24

                               POWER OF ATTORNEY

      Each person whose signature appears below designates and appoints WILLIAM L. HEBERT and ANTON C. KIRCHHOF, JR., and each of them, his true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 1,500,000 shares of common stock of Louisiana-Pacific Corporation and rights relating thereto to be issued pursuant to the Louisiana-Pacific Corporation 1996 Employee Stock Purchase Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 28th day of July, 1996.

      Signature                       Title
      ---------                       ----
 /s/ MARK A. SUWYN                    Chairman of the Board and Chief
 Mark A. Suwyn                        Executive Officer and Director
                                      (Principal Executive Officer)

 /s/ WILLIAM L. HEBERT                Vice President-Treasurer and
 William L. Hebert                    Controller (Principal Financial and
                                      Accounting Officer)

 /s/ PIERRE S. du PONT IV             Director
Pierre S. du Pont IV

 /s/ WILLIAM E. FLAHERTY              Director
William E. Flaherty

 /s/ BONNIE GUITON HILL               Director
Bonnie Guiton Hill

 /s/ DONALD R. KAYSER                 Director
Donald R. Kayser

 /s/ FRANCINE I. NEFF                 Director
Francine I. Neff

 /s/ LEE C. SIMPSON                   Director
Lee C. Simpson

 /s/ CHARLES E. YEAGER                Director
Charles E. Yeager